Execution Version 4934-8428-7883 v.8 SECURITY AGREEMENT Dated as of February 27, 2026 by GENEDX HOLDINGS CORP. (as a Grantor), and EACH OTHER GRANTOR FROM TIME TO TIME PARTY HERETO in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (as Agent) Exhibit 10.2

i 4934-8428-7883 v.8 TABLE OF CONTENTS Page ARTICLE I. DEFINED TERMS .....................................................................................................1 Section 1.1 Definitions....................................................................................................1 Section 1.2 Certain Other Terms. ...................................................................................6 ARTICLE II. [RESERVED] ............................................................................................................7 ARTICLE III. GRANT OF SECURITY INTEREST .....................................................................7 Section 3.1 Collateral ......................................................................................................7 Section 3.2 Grant of Security Interest in Collateral ........................................................9 ARTICLE IV. REPRESENTATIONS AND WARRANTIES .......................................................9 Section 4.1 Title; No Other Liens ...................................................................................9 Section 4.2 Perfection and Priority .................................................................................9 Section 4.3 Pledged Collateral. .....................................................................................10 Section 4.4 Commercial Tort Claims............................................................................11 Section 4.5 Intellectual Property Collateral ..................................................................11 ARTICLE V. COVENANTS.........................................................................................................12 Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents. .............................................................................................12 Section 5.2 Pledged Collateral. .....................................................................................13 Section 5.3 Intellectual Property ...................................................................................14 Section 5.4 Accounts. ...................................................................................................15 Section 5.5 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter of Credit Rights and Electronic Chattel Paper. .........................................................................................................16 Section 5.6 Notice of Commercial Tort Claims ............................................................16 ARTICLE VI. REMEDIAL PROVISIONS ..................................................................................17 Section 6.1 Code and Other Remedies. ........................................................................17 Section 6.2 Accounts and Payments in Respect of General Intangibles.......................21 Section 6.3 Pledged Collateral. .....................................................................................22 Section 6.4 Proceeds to be Turned over to and Held by Agent ....................................23 Section 6.5 Sale of Pledged Collateral. .........................................................................24 Section 6.6 Deficiency ..................................................................................................24 Section 6.7 Collateral Accounts ....................................................................................24 Section 6.8 Directions, Notices or Instructions ............................................................24 ARTICLE VII. ADDITIONAL RIGHTS OF AGENT .................................................................25 Section 7.1 Agent’s Appointment as Attorney-in-Fact.................................................25 Section 7.2 Authorization to File Financing Statements ..............................................27 Section 7.3 Authority of Agent .....................................................................................27 Section 7.4 Duty; Obligations and Liabilities. ..............................................................27

ii 4934-8428-7883 v.8 ARTICLE VIII. MISCELLANEOUS ...........................................................................................28 Section 8.1 Reinstatement .............................................................................................28 Section 8.2 Release of Collateral. .................................................................................28 Section 8.3 Independent Obligations ............................................................................29 Section 8.4 No Waiver by Course of Conduct ..............................................................29 Section 8.5 Amendments in Writing .............................................................................29 Section 8.6 Additional Grantors; Additional Pledged Collateral..................................30 Section 8.7 Notices .......................................................................................................30 Section 8.8 Successors and Assigns..............................................................................30 Section 8.9 Counterparts ...............................................................................................30 Section 8.10 Severability ................................................................................................30 Section 8.11 Governing Law ..........................................................................................30 Section 8.12 Waiver of Jury Trial ...................................................................................31 Section 8.13 Agent Related Provisions ...........................................................................31 ANNEXES Annex 1 Form of Pledge Amendment Annex 2 Form of Joinder Agreement Annex 3 Form of Intellectual Property Security Agreement Annex 4 Form of Uncertificated Stock Control Agreement

4934-8428-7883 v.8 SECURITY AGREEMENT, dated as of February 27, 2026, by GENEDX HOLDINGS CORP., a Delaware corporation (“Borrower”) (as a Grantor), the Subsidiaries of Borrower party hereto as Grantors and each other Person that becomes a party hereto after the Closing Date pursuant to Section 8.6 (together with Borrower and each other Grantor, the “Grantors”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, solely in its capacity as administrative agent and collateral agent for the Secured Parties (in such capacity, the “Agent”). W I T N E S S E T H: WHEREAS, pursuant to the Loan Agreement dated as of February 27, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Borrower, certain subsidiaries of Borrower from time to time, the Agent, Blackstone Alternative Credit Advisors LP and Blackstone Life Sciences Advisors L.L.C. (as the Blackstone Representative) and each lender from time to time party thereto (each individually a “Lender” and collectively, the “Lenders”), the Lenders have agreed to make extensions of credit to Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, each Grantor has agreed pursuant to the Loan Agreement to guaranty, jointly and severally, the Obligations (as defined in the Loan Agreement) of Borrower; WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Loan Agreement; and WHEREAS, it is a condition precedent to the obligation of the Lenders to extend credit to Borrower under the Loan Agreement that the Grantors shall have executed and delivered this Agreement to Agent for the benefit of itself and the other Secured Parties. NOW, THEREFORE, in consideration of the mutual premises herein contained and for valuable consideration the receipt and sufficiency of which is hereby acknowledged and to induce the Lenders and the Credit Parties to enter into the Loan Agreement and to induce the Lenders to make extensions of credit to Borrower thereunder, each Grantor hereby agrees with Agent, each intending to be legally bound, as follows: ARTICLE I. DEFINED TERMS Section 1.1 Definitions. Capitalized terms used herein without definition are used as defined in the Loan Agreement. (a) The following terms have the meanings given to them in the Code and terms used herein without definition that are defined in the Code have the meanings given to them in the Code (such meanings to be equally applicable to both the singular and plural forms of the terms defined, and whether or not capitalized); provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in (and ascribed thereto in) Article 9 shall govern: “account”, “account

2 4934-8428-7883 v.8 debtor”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “commodity account”, “deposit account”, “document”, “electronic chattel paper”, “equipment”, “fixture”, “general intangible”, “goods”, “instruments”, “inventory”, “investment property”, “letter of credit right”, “money” “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”. (b) The following terms shall have the following meanings: “Agreement” means this Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time. “Applicable IP Office” means the United States Patent and Trademark Office or the United States Copyright Office. “Collateral” has the meaning specified in Section 3.1. “Contractual Obligations” means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property or assets, whether real, personal or mixed, and whether tangible or intangible, is bound. “Copyright Collateral” means (a) (i) all of the Grantors’ Copyrights and all moral rights associated therewith, now existing or hereafter adopted or acquired, and all registrations and recordings thereof and all applications for registration thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Copyright Office (the “USCO”), and (ii) all extensions and renewals of any thereof; (b) all IP Licenses and other agreements providing for the grant by or to any Grantor of any right to use any items of the type referred to in clause (a) above; (c) the right to sue third parties for past, present or future infringements, misappropriations or other violations of any Copyright included in the foregoing (or, to the extent applicable, breaches or enforcement of any IP License included in the foregoing), and all rights corresponding thereto throughout the world; and (d) all Proceeds of, and all rights associated with, the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suits. “Excluded Property” means, collectively: (i) any “intent to use” United States Trademark applications for which a statement of use or an amendment to allege use has not been filed (but only until such statement is filed) solely to the extent, if any, that, and only during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent to use Trademark applications under applicable U.S. federal law; (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor with respect to which, the grant to the Agent, in favor of the Agent and for the benefit of itself and the other

3 4934-8428-7883 v.8 Secured Parties, of a security interest therein and Lien thereupon, and the pledge to the Agent thereof, to secure the Obligations (and any guaranty thereof) are validly prohibited by the terms thereof, but only, in each case, to the extent, and for so long as, such prohibition (x) was not created in contemplation of this Agreement or the other Loan Documents and (y) is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code (including Sections 9-406(d), 9-407(a), 9-408(a) and 9-409 of the Code) or by any applicable Requirements of Law; (iii) any other permit, lease, license, contract, instrument or other agreement held by any Grantor with respect to which, the grant to the Agent, in favor of the Agent and for the benefit of itself and the other Secured Parties, of a security interest in and Lien thereupon, and the pledge to the Agent thereof, to secure the Obligations (and any guaranty thereof) require the consent, approval or waiver of any Governmental Authority or other third party (other than Borrower or an Affiliate of Borrower) and (x) with respect to a consent, approval or waiver of a third party, the requirement to obtain such consent, approval or waiver shall have been in place at the Closing Date and was disclosed to the Agent and the Blackstone Representative or at the time such Subsidiary is acquired (and is not created in contemplation of or in connection with such Person becoming a Subsidiary) and (y) with respect to any such permit, lease, license, contract, instrument or other agreement that is entered into following the Closing Date, such consent, approval or waiver has not been obtained by such Grantor or Borrower following their respective commercially reasonable efforts to obtain the same, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code (including Sections 9- 406(d), 9-407(a), 9-408(a) and 9-409 of the Code) or by any applicable Requirements of Law; (iv) any asset or property held by any Grantor with respect to which, the cost, difficulty, burden or consequences (including adverse Tax consequences) of granting the Agent a security interest therein and Lien thereupon, and pledging to the Agent thereof, to secure the Obligations (and any guaranty thereof) are excessive relative to the value to be afforded to the Agent thereby as mutually agreed by the Borrower and the Blackstone Representative; (v) any rights under any Federal or state governmental license, permit, franchise or authorization to the extent that the granting of a security interest therein is specifically prohibited or restricted by any Requirements of Law; (vi) any asset or property subject to a Permitted Lien pursuant to clause (j) of the definition of “Permitted Lien” set forth in the Loan Agreement to the extent the documents governing such Permitted Lien or the Permitted Indebtedness secured thereby validly prohibit other Liens on such assets or property, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code (including Sections 9-406(d), 9-407(a), 9-408(a) and 9-409 of the Code) (or any successor provision or provisions) or equivalent statutes of any relevant jurisdiction or any applicable Requirements of Law or principles or equity); (vii) Excluded Equity Interests; (viii) leasehold interests in real property; (ix) fee interests in real property with a fair market value less than $5,000,000; and (x) Excluded Accounts; provided, however, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property). “Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Agent is the loss payee thereof). “Intellectual Property Collateral” means, collectively, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

4 4934-8428-7883 v.8 “IP License” means all express and implied grants or rights to make, have made, use, sell, offer for sale, reproduce, distribute, modify, perform, display, or otherwise exploit any Intellectual Property, as well as all covenants not to sue and co-existence agreements (and all related IP Ancillary Rights), whether written or oral, relating to any Intellectual Property. “Patent Collateral” means: (a) (i) all of the Grantors’ Patents, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark (the “USPTO”), and (ii) the right to obtain all reissues, extensions or renewals of the foregoing; (b) all IP Licenses and other agreements providing any Grantor with the right to use any items of the type referred to in clause (a) above; (c) the right to sue third parties for past, present or future infringements, misappropriations or other violations of any Patent included in the foregoing (or, to the extent applicable, breaches or enforcement of any IP License included in the foregoing), and all rights corresponding thereto throughout the world; and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties, income, payments, claims, damages and Proceeds of suits). “Pledged Certificated Stock” means all of the Equity Interests of any Subsidiary (other than Excluded Equity Interests) that is directly owned by a Grantor evidenced by a certificate, instrument or other similar document (as defined in the Code), including a Grantor’s right, title and interest resulting from its ownership of any such Equity Interests as a limited or general partner in any partnership that has issued Pledged Certificated Stock or as a member of any limited liability company that has issued Pledged Certificated Stock, and a Grantor’s right, title and interest resulting from its ownership of any such Equity Interests in, to and under any Operating Document or shareholder agreement of any corporation, partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all certificated Equity Interests listed on Schedule 1 of the Security Disclosure Letter. “Pledged Certificated Stock” includes any Pledged Uncertificated Stock that subsequently becomes certificated. “Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments. “Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness owed to such Grantor or other obligations owed to such Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Indebtedness described on Schedule 4 of the Security Disclosure Letter, issued by the obligors named therein.

5 4934-8428-7883 v.8 “Pledged Investment Property” means any investment property of any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments. “Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. “Pledged Uncertificated Stock” means all of the Equity Interests of any Subsidiary (other than Excluded Equity Interests) that is directly owned by a Grantor that is not Pledged Certificated Stock, including Grantor’s right, title and interest resulting from its ownership of any such Equity Interests as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company not constituting Pledged Certificated Stock, a Grantor’s right, title and interest resulting from its ownership of any such Equity Interests in, to and under any Operating Document or shareholder agreement of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 1 of the Security Disclosure Letter, to the extent such interests are not certificated. “Reporting Date” means the date on which financial statements are required to be delivered with respect to the last day of any fiscal period pursuant to Section 5.2(a)(i) or (ii) of the Loan Agreement. “Secured Obligations” has the meaning set forth in Section 3.2. “Security Disclosure Letter” means the security agreement disclosure letter, dated as of the date hereof, delivered by the Grantors to Agent and the Lenders. “Trademark Collateral” means: (a) (i) all of the Grantors’ Trademarks and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the USPTO, and all common law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing; (b) all IP Licenses and other agreements providing for the grant by or to any Grantor of any right to use any items of the type referred to in clause (a) above; (c) the right to sue third parties for past, present or future infringements, misappropriations, dilutions or other violations of any Trademark included in the foregoing (or, to the extent applicable, breaches or enforcement of any IP License included in the foregoing), or for any injury to the goodwill associated with the use of any such Trademark, and all rights corresponding thereto throughout the world; and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties, income, payments, claims, damages and Proceeds of suits).

6 4934-8428-7883 v.8 “Trade Secrets Collateral” means: (a) all of the Grantors’ Trade Secrets, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret; (b) all IP Licenses and other agreements providing any Grantor with the right to use any items of the type referred to in clause (a) above; (c) the right to sue third parties for past, present or future infringements, misappropriations or other violations of any Trade Secret included in the foregoing (or, to the extent applicable, breaches or enforcement of any IP License included in the foregoing) and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret included in the foregoing, and all rights corresponding thereto throughout the world; and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties, income, payments, claims, damages and Proceeds of suits). Section 1.2 Certain Other Terms. (a) For the purposes of and as used in this Agreement: (i) references to any Person include its successors and assigns and, in the case of any Governmental Authority, any Person succeeding to its functions and capacities; (ii) each authorization herein shall be deemed irrevocable and coupled with an interest; and (iii) where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof. (b) Other Interpretive Provisions. (i) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. (ii) This Agreement. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. (iii) Certain Common Terms. The words “include”, “included” and “including” are not limiting and mean “including without limitation.” The word “or” has the inclusive meaning represented by the phrase “and/or”. The word “shall” is mandatory. The word “may” is permissive. The singular includes the plural and the plural includes the singular. (iv) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the

7 4934-8428-7883 v.8 words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.” If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action. (v) Contracts. Except as the context otherwise requires (including to the extent otherwise expressly provided herein), references to any contract, agreement, instrument or other document, including this Agreement and the other Loan Documents, shall be deemed to include any and all amendments, supplements or modifications thereto or restatements or substitutions thereof, in each case which are in effect from time to time, but only to the extent such amendments, supplements, modifications, restatements or substitutions are not prohibited by the terms of any Loan Document. (vi) Laws. Except as the context otherwise requires (including to the extent otherwise expressly provided herein), references to any law, statute, treaty, order, policy, rule or regulation include any amendments, supplements and successors thereto, and references to any law, statute, treaty, order, policy, rule or regulation are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting such law, statute, treaty, order, policy, rule or regulation. (vii) Excluded Property. Notwithstanding anything to the contrary herein, the representations, warranties and covenants set forth herein in relation to the Collateral shall not apply to any Excluded Property. ARTICLE II. [RESERVED] ARTICLE III. GRANT OF SECURITY INTEREST Section 3.1 Collateral. For the purposes of this Agreement, the following tangible and intangible assets and property now owned or at any time hereafter acquired, developed or created by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interest, in each case, wherever located, is collectively referred to as the “Collateral”: (a) all Accounts; (b) all Chattel Paper; (c) any and all cash, currencies, Cash Equivalents, Deposit Accounts, Securities Accounts or Commodities Accounts, together with all amounts on deposit from time to time in such Deposit Accounts, Securities Accounts or Commodities Accounts;

8 4934-8428-7883 v.8 (d) all Commercial Tort Claims set forth on Schedule 3 of the Security Disclosure Letter, as supplemented by any written notification given by a Grantor pursuant to this Agreement; (e) all Contracts; (f) all Pledged Debt Instruments; (g) all Pledged Stock; (h) all Documents; (i) all Equipment; (j) all Fixtures; (k) all General Intangibles (including all Internet domain names); (l) all Goods; (m) all Instruments; (n) all Insurance; (o) all Intellectual Property (including all Material IP and including all Patent Collateral, Trademark Collateral, Trade Secret Collateral and Copyright Collateral and including all Intellectual Property set forth on Schedule 5 of the Security Disclosure Letter); (p) all Inventory; (q) all Investment Property; (r) all Letter-of-Credit Rights; (s) all Securities; (t) all Supporting Obligations; (u) all distributions, monies, fees, payments, compensations and proceeds now or hereafter becoming due and payable with respect to the Pledged Stock and Pledged Debt, whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise; (v) to the extent not covered by the preceding clauses of this Section 3.1, all other tangible and intangible personal property of such Grantor (whether or not subject to the UCC), including all books, records, ledger cards, files, correspondence, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or

9 4934-8428-7883 v.8 evidence or contain information specifically relating to any of the other property described in the foregoing clauses (a) through (v) of this Section 3.1; and (w) all proceeds and products of or in respect of any of the foregoing; excluding, however, all Excluded Property. Section 3.2 Grant of Security Interest in Collateral. Without limiting any other security interest granted to Agent, in favor of the Agent and for the benefit of itself and the other Secured Parties, each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby collaterally assigns, pledges, hypothecates and grants to Agent, in favor of the Agent and for the benefit of itself and the other Secured Parties, to secure the payment and performance in full of all of the Obligations for the benefit of Agent and the other Secured Parties, a first priority Lien on and continuing security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor, wherever located, whether now owned or hereafter acquired or arising; provided, however, notwithstanding the foregoing, no Lien or security interest is hereby granted on, and “Collateral” shall not include, any Excluded Property; provided, further, that if and when any property or asset shall cease to be Excluded Property, a first priority Lien on and security interest in such property or asset shall be deemed automatically granted therein and, thereafter, “Collateral” shall then include any such property or asset. ARTICLE IV. REPRESENTATIONS AND WARRANTIES To induce Agent and the Lenders to enter into the Loan Documents, each Grantor, jointly and severally with each other Grantor, represents and warrants each of the following to Agent and the other Secured Parties that the following statements are true and correct as of the Closing Date and as of any other date on which the representations and warranties are required to be made: Section 4.1 Title; No Other Liens. Except for the Lien granted to Agent for the benefit of itself and the other Secured Parties pursuant to this Agreement and any other Permitted Liens under any Loan Document (including Section 4.2 hereof), such Grantor owns or otherwise has the rights it purports to have in each item of the Collateral, free and clear of any and all Liens or claims of others. Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder (or, in the case of after- acquired Collateral, at the time such Grantor acquires rights in such Collateral), free and clear of any other Lien other than any Permitted Liens. Section 4.2 Perfection and Priority. Other than in respect of money and other Collateral subject to Section 9-311(a)(1) of the Code, the security interest granted pursuant to this Agreement constitutes a valid and continuing first priority perfected security interest (subject, in the case of priority only, to Permitted Liens arising by operation of law and not securing

10 4934-8428-7883 v.8 Indebtedness for borrowed money that are expressly permitted (if at all) by the terms of the Loan Agreement or this Agreement to have superior priority to the Lien and security interest in favor of Agent) in favor of Agent in all Collateral, subject, for the following Collateral, to the occurrence of the following: (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the Code, the completion of the filings and other actions specified on Schedule 2 of the Security Disclosure Letter (which, in the case of all filings and other documents referred to on such schedule, have been duly authorized by the applicable Grantor); (b) with respect to any deposit account, commodity account or securities account over which a Control Agreement is required pursuant to Section 5.5 of the Loan Agreement, the execution of Control Agreements; (c) in the case of all United States Trademarks, Patents and Copyrights for which Code filings are insufficient to effectuate perfection, all appropriate filings having been made with the Applicable IP Office, as applicable; (d) in the case of all Pledged Certificated Stock, Pledged Debt and Pledged Investment Property, the delivery thereof to Agent of such Pledged Certificated Stock, Pledged Debt any Pledged Investment Property consisting of instruments and certificates, in each case, properly endorsed for transfer to Agent or in blank; (e) in the case of all Pledged Uncertificated Stock, the delivery to Agent of an executed uncertificated stock control agreement among the issuer, the registered owner and Agent in the form attached as Annex 4 hereto; (f) in the case of Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to Agent of such Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to Agent or in blank and as to which Agent has no notice of any adverse claim; and (g) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to Agent of such instruments and tangible chattel paper. Such Lien on and security interest in Pledged Stock shall be prior to all other Liens on such Collateral, subject to Permitted Liens having priority over Agent’s Lien by operation of law or as and to the extent expressly permitted (if at all) by any Loan Document. Except to the extent expressly not required pursuant to the terms of the Loan Agreement or this Agreement, all actions by each Grantor necessary or desirable to protect and perfect the first priority Lien on and security interest in the Collateral granted hereunder have been duly taken. Section 4.3 Pledged Collateral. (a) The Pledged Stock issued by any Subsidiary of any Grantor pledged by such Grantor hereunder (i) (A) consist of the number and types of Equity Interests listed on Schedule 1 of the Security Disclosure Letter and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 1 of the Security Disclosure Letter and (B) includes all Pledged Stock required to be pledged hereunder, (ii) has been duly authorized, validly issued and (other than Pledged Stock in limited liability companies and partnerships) is fully paid and nonassessable, and (iii) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms. As of the date any Joinder Agreement or Pledge Amendment is delivered pursuant to Section 8.6, the Pledged Stock pledged by each applicable Grantor thereunder (x) is listed on the applicable schedule attached to such Joinder Agreement or Pledge Amendment, as applicable, and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on such schedule, (y) has been duly authorized, validly issued and is fully paid and non-assessable (other than Pledged Stock in limited liability companies and partnerships) and (z) constitutes the

11 4934-8428-7883 v.8 legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms. (b) (i) All Pledged Certificated Stock and Pledged Debt Instruments have been delivered to Agent in accordance with Section 5.2(a), and (ii) with respect to Pledged Uncertificated Stock, uncertificated stock control agreements in the form attached as Annex 4 hereto have been delivered to Agent in accordance with Section 5.2(a). (c) Upon the occurrence and during the continuance of an Event of Default, the Required Lenders shall be entitled to direct the Agent for the benefit of itself and the other Secured Parties (i) to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock, and (ii) to cause a transferee or assignee of such Pledged Stock to become a holder of such Pledged Stock to the same extent as such Grantor and, upon the transfer of the entire interest of such Grantor to such transferee or assignee, such Grantor shall, by operation of law, cease to be a holder of such Pledged Stock. (d) There are no restrictions on the transferability of such Pledged Stock or such additional Pledged Stock to Agent or with respect to the foreclosure, transfer or disposition thereof by Agent, except as provided under applicable securities or “Blue Sky” laws. (e) Any and all Collateral Agreements which affect or relate to the voting or giving of written consents with respect to any of the Pledged Stock pledged by such Grantor, and any and all other Collateral Agreements relating to the Pledged Uncertificated Stock of such Grantor, have been disclosed in writing to the Agent and the Lenders. (f) As to each such Collateral Agreement relating to the Pledged Uncertificated Stock of such Grantor, (A) such agreement contains the entire agreement between the parties thereto with respect to the subject matter thereof, has not been amended or modified, and is in full force and effect in accordance with its terms, (B) there exists no material violation or material default under any such agreement by such Grantor or, to the best knowledge of such Grantor party thereto, the other parties thereto, and (C) such Grantor has not knowingly waived or released any of its material rights under or otherwise consented to a material departure from the terms and provisions of any such agreement. (g) No consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge of any Equity Interests (other than such as have been obtained and are in full force and effect). Section 4.4 Commercial Tort Claims. The only commercial tort claims of any Grantor existing on the Closing Date and having a value in excess of $1,000,000 (as determined in good faith by the Borrower) are those listed on Schedule 3 of the Security Disclosure Schedule, which sets forth such information separately for each Grantor. Section 4.5 Intellectual Property Collateral. Except as disclosed on Schedule 5 of the Security Disclosure Schedule: (a) each Grantor has taken all reasonable steps to safeguard its Trade Secrets that constitute Material IP and to the knowledge of any Responsible Officer of such Grantor (i)

12 4934-8428-7883 v.8 none of the Trade Secrets that constitute Material IP of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than a Grantor; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Material IP; (b) each Grantor has executed and delivered to the Agent Intellectual Property Collateral security agreements for all U.S. applications and registrations (including (A) applications filed under the Patent Cooperation Treaty and designating the U.S. and (B) U.S. provisional applications, whether or not expired, that provide the basis for a priority claim) for Copyrights, Patents and Trademarks owned (or purported to be owned) by such Grantor as of the Closing Date other than Excluded Property; (c) [reserved]; (d) the consummation of the transactions contemplated by the Loan Agreement and this Security Agreement will not result in the termination or material impairment of any Material IP. ARTICLE V. COVENANTS Each Grantor agrees with Agent to the following, until the indefeasible payment in full of the Obligations (other than inchoate indemnity obligations) in cash in immediately available funds and unless Agent (acting at the direction of the Required Lenders) on behalf of itself and the other Secured Parties otherwise consents in writing: Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents. (a) Subject to the occurrence of the actions described in Section 4.2, which each Grantor shall promptly undertake, and except to the extent perfection is either (i) mutually agreed between Borrower and Agent (acting at the direction of the Required Lenders) not to be required under this Agreement or the other Loan Documents or (ii) mutually agreed between Borrower and Agent (acting at the direction of the Required Lenders) to be effected by filings of financing statements or amendments thereto to be made by the Required Lenders pursuant to Section 7.2, such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall warrant and defend the Collateral covered by such security interest and such priority against the claims and demands of all Persons (other than Secured Parties).

13 4934-8428-7883 v.8 (b) Such Grantor shall furnish to Agent at any time and from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as Agent (acting at the direction of the Required Lenders) may reasonably request, all in detail and in form and substance reasonably satisfactory to Agent (acting at the direction of the Required Lenders). (c) At any time and from time to time, upon the written request of Agent (acting at the direction of the Required Lenders), such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and the other Collateral Documents and of the rights and powers herein and therein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the Code (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as Agent (acting at the direction of the Required Lenders) may reasonably request in writing that is consistent with the requirements hereof and of the other Loan Documents, including (A) executing and delivering any Control Agreements required by Section 5.5 of the Loan Agreement with respect to the Collateral Accounts and (B) securing all approvals necessary for the assignment to or for the benefit of the Agent of any Contractual Obligation, including any IP License, held by such Grantor and to enforce the security interests granted hereunder. Section 5.2 Pledged Collateral. (a) Delivery of Pledged Collateral. Such Grantor shall, promptly but in any event within thirty (30) days (or such longer period as Agent (acting at the direction of the Required Lenders) may agree in its sole discretion) after acquiring (i) any Pledged Stock not owned on the Closing Date, (A) deliver to Agent, or an agent designated by it in New York, in suitable form for transfer and in form and substance satisfactory to Agent (acting at the direction of the Required Lenders), all such Pledged Stock that is Pledged Certificated Stock, and (B) cause the issuer of any such Pledged Stock that is Pledged Uncertificated Stock to execute an uncertificated stock control agreement in the form attached hereto as Annex 4, pursuant to which, inter alia, such issuer agrees to comply with Agent’s (acting at the direction of the Required Lenders) instructions with respect to such Pledged Uncertificated Stock without further consent by such Grantor, and if any such Pledged Uncertificated Stock becomes certificated, promptly (but in any event within thirty (30) days thereof) deliver to Agent, in suitable form for transfer and in form and substance satisfactory to Agent (acting at the direction of the Required Lenders), all such certificates, instruments or other similar documents (as defined in the Code), (ii) any Pledged Debt Instruments having a principal amount in excess of $1,000,000 individually and $2,000,000 in the aggregate, deliver to Agent, in suitable form for transfer and in form and substance satisfactory to Agent (acting at the direction of the Required Lenders), such Pledged Debt Instruments, and (iii) any Pledged Investment Property having a principal amount in excess of $1,000,000 individually and $2,000,000 in the aggregate, deliver to Agent, in suitable form for transfer and in form and substance satisfactory to Agent (acting at the direction of the Required Lenders), such certificates and instruments evidencing such Pledged Investment Instruments. (b) Event of Default. Upon the occurrence and during the continuance of any Event of Default and in connection with the exercise of rights or remedies hereunder or under any

14 4934-8428-7883 v.8 other Loan Document, Agent shall have the right, at any time at the direction of the Required Lenders and without prior notice to Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) (x) exchange uncertificated Collateral for Collateral represented by a certificate and (y) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations. (c) Cash Distributions with respect to Pledged Collateral. Except as provided in Article VI and subject to the limitations set forth in the Loan Agreement, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral. (d) Voting Rights. Except as provided in Article VI, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent, waiver or ratification given or right exercised (or failed to be exercised) or other action taken (or failed to be taken) by such Grantor in any manner that would reasonably be expected to (i) alter the voting rights with respect to the stock or other ownership interest in or of any such Person or which would violate or be inconsistent with any of the terms of this Agreement or any other Loan Document or (ii) have the effect of materially impairing such Collateral or the position or interests of the Secured Parties. Section 5.3 Intellectual Property. Not later than the next Reporting Date, such Grantor shall execute and deliver to Agent in form and substance reasonably acceptable to Agent (acting at the direction of the Required Lenders) and suitable for filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Collateral consisting of any newly-acquired Copyrights, Trademarks or Patents (as applicable) of such Grantor registered in the Applicable IP Office. In addition, each Grantor covenants and agrees to comply with the following provisions: (a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral that is Material IP may lapse or become abandoned or dedicated to the public or unenforceable, (ii) authorize any of its licensees to (A) fail to continue to use any of the Trademark Collateral that is Material IP in order to maintain all of the Trademark Collateral that is Material IP in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral that is Material IP at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, or (C) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral that is Material IP may become invalid or unenforceable or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral that is Material IP or any of the Trade Secrets Collateral that is Material IP may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that such Intellectual Property Collateral is not of material economic value; (b) such Grantor will take all reasonable and necessary steps (in such Grantor’s reasonable business judgement), including in any proceeding before the USPTO, the USCO or any

15 4934-8428-7883 v.8 similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Loan Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, Material IP, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that such Grantor reasonably and in good faith determines that such Intellectual Property Collateral is not of material economic value); (c) such Grantor will promptly upon written request by Agent (acting at the direction of the Required Lenders) or the Required Lenders execute and deliver to the Agent short- form intellectual property security agreements in the form attached hereto as Annex 3 for all Collateral consisting of any newly-acquired U.S. applications and registrations (including (A) applications filed under the Patent Cooperation Treaty and designating the U.S. and (B) U.S. provisional applications, whether or not expired, that provide the basis for a priority claim) for Copyrights, Trademarks or Patents (as applicable) following its obtaining an interest in any such Intellectual Property and shall execute and deliver to the Agent any other document required to evidence the Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Required Lenders) that any Intellectual Property Collateral is of negligible economic value to such Grantor; and (d) Except to the extent failure so to act could not reasonably be expected to have an adverse effect on the value thereof in any material respect, such Grantor will take commercially reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the proprietary confidential information and Trade Secrets that are necessary in or material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its material confidential information and Trade Secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements or otherwise to ensure that such Persons are bound by obligations of confidentiality, (B) taking actions reasonably necessary to ensure that no Trade Secret constituting Material IP falls into the public domain, and (C) protecting the secrecy and confidentiality of any source code of all software programs and applications constituting Material IP, including by having and enforcing a policy limiting access to said source code, prohibiting escrow of such source code for the benefit of a third party and requiring any licensees (or sublicensees) of such source code to enter into license agreements with appropriate limited use and non-disclosure restrictions. Section 5.4 Accounts. (a) Such Grantor shall not, other than in the ordinary course of business or as otherwise determined not to be material to Grantor (taken as a whole), (i) grant any extension of the time of payment of any account, (ii) compromise or settle any account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any account, (iv) allow any credit or discount on any account or (v) amend, supplement or modify any account in any manner that could materially and adversely affect the value thereof. (b) So long as an Event of Default is continuing, the Agent (acting at the direction of the Required Lenders) shall have the right to make test verifications of the Accounts

16 4934-8428-7883 v.8 in any manner and through any medium that the Required Lenders consider advisable, and such Grantor shall furnish all such assistance and information as the Agent may require in connection therewith. Section 5.5 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter of Credit Rights and Electronic Chattel Paper. (a) If any amount in excess of $1,000,000 individually or $2,000,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 5.2(a) and in the possession of the Agent, such Grantor shall mark all such instruments and tangible chattel paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Wilmington Trust, National Association, as Agent” and, at the request of the Agent (acting at the direction of the Required Lenders), shall promptly deliver such instrument or tangible chattel paper to the Agent, duly indorsed in a manner reasonably satisfactory to the Agent (acting at the direction of the Required Lenders). (b) Except as otherwise permitted under the Loan Documents, such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the Code) over any investment property constituting Collateral to any Person other than the Agent. (c) If any amount in excess of $1,000,000 individually or $2,000,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the Code (or any similar section under any equivalent Code) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act. Section 5.6 Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim having a value in excess of $1,000,000 (as determined in good faith by the Borrower) (whether from another Person or because such commercial tort claim shall have come into existence), (i) such Grantor shall, promptly upon such acquisition, deliver to the Agent, in each case in form and substance satisfactory to the Agent (acting at the direction of the Required Lenders), a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 3 of the Security Disclosure Letter containing a specific description of such commercial tort claim, (ii) Section 3.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Agent, in each case in form and substance reasonably satisfactory to the Required Lenders, any document, and take all other action, deemed by the Agent (acting at the direction of the Required Lenders) to be necessary for the Agent to obtain, for the benefit of itself and the other Secured Parties, a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims. Any supplement to Schedule 3 of the Security Disclosure Letter delivered pursuant to this Section 5.6 shall, after the receipt thereof by the Agent, become part of Schedule 3 of the Security Disclosure Letter for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

17 4934-8428-7883 v.8 ARTICLE VI. REMEDIAL PROVISIONS Section 6.1 Code and Other Remedies. (a) Code Remedies. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Agent on demand, and the Agent (acting at the direction of the Required Lenders) on behalf of itself and the other Secured Parties, may exercise, in addition to all other rights and remedies granted to it in this Agreement, any IP Agreement, any other Loan Document or in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights, powers and remedies of a secured party under the Code or any other Requirements of Law or in equity. (b) Disposition of Collateral. Upon the occurrence and during the continuance of an Event of Default, without limiting the generality of the foregoing, Agent (acting at the direction of the Required Lenders) may (personally or through its agents or attorneys), without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Requirements of Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived): (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice or opportunity for a hearing on Agent’s claim or action; (ii) collect, receive, appropriate and realize upon any Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust or sue for all or any part of the Collateral; (iii) store, process, repair or recondition the Collateral or otherwise prepare any Collateral for disposition in any manner to the extent Agent (acting at the direction of the Required Lenders) deems appropriate; (iv) withdraw (or cause to be withdrawn) any and all funds from any Collateral Accounts, in each case other than Excluded Accounts and (v) sell, assign, license out, convey, transfer, grant option or options to purchase or license and deliver any Collateral (or enter into Contractual Obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent (acting at the direction of the Required Lenders), on behalf of itself and the other Secured Parties, shall have the right, upon any such public sale or sales and, to the extent permitted by the Code and other Requirements of Law, upon any such private sale or sales, to purchase or license the whole or any part of the Collateral so sold or licensed, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Agent (acting at the direction of the Required Lenders), as representative of all Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the Code, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Agent on behalf of itself and the other Secured Parties, at such sale. If Agent (acting at the direction of the Required Lenders) sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Agent (acting at the direction

18 4934-8428-7883 v.8 of the Required Lenders) may resell the Collateral and Grantor shall be credited with proceeds of the sale. Agent shall have no obligation to marshal any of the Collateral. (c) Management of the Collateral. Each Grantor further agrees, that, upon the occurrence and during the continuance of any Event of Default, (i) at Agent’s request (acting at the direction of the Required Lenders), it shall assemble the Collateral and make it available to Agent at places that Agent (acting at the direction of the Required Lenders) shall select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, Agent (acting at the direction of the Required Lenders) also has the right to require that such Grantor store and keep any Collateral pending further action by Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, normal wear and tear excepted, (iii) until Agent is able to sell, assign, license out, convey or transfer any Collateral, Agent shall have the right to hold or use such Collateral (with respect to Intellectual Property, subject to and pursuant to Section 6.1(g)) to the extent that it (acting at the direction of the Required Lenders) deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent and (iv) Agent (acting at the direction of the Required Lenders) may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Agent’s remedies, with respect to such appointment without prior notice or hearing as to such appointment. Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against other Persons with respect to any Collateral while such Collateral is in the possession of Agent. (d) Application of Proceeds. Agent shall apply the cash proceeds received by it in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral, after deducting all costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of Agent and the Secured Parties, including out-of-pocket attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in Section 8.3 of the Loan Agreement, and only after such application and after the payment by Agent of any other amount required by any Requirements of Law, need Agent account for the surplus, if any, to any Grantor. (e) Direct Obligation. Neither Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of Agent and any other Secured Party shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirements of Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any other Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by any of them of any rights or remedies hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by Requirements of Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

19 4934-8428-7883 v.8 (f) Commercially Reasonable. To the extent that applicable Requirements of Law impose duties on Agent or any other Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent to do any of the following: (i) fail to incur significant costs, expenses or other liabilities deemed as such by Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) fail to obtain permits, licenses or other consents for access to any Collateral to sell or license or for the collection or sale or licensing of any Collateral, or, if not required by other Requirements of Law, fail to obtain permits, licenses or other consents for the collection or disposition of any Collateral; (iii) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral; (iv) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature, or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral; (v) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature, or, to the extent deemed appropriate by Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral; (vi) dispose of assets in wholesale rather than retail markets; (vii) disclaim warranties, such as title, merchantability, possession, non- infringement or quiet enjoyment; or (viii) purchase insurance or credit enhancements to insure Agent and any other Secured Party against risks of loss, collection or disposition of any Collateral or to provide to Agent a guaranteed return from the collection or disposition of any Collateral. Each Grantor acknowledges that the purpose of this Section 6.1(f) is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by Agent or any other Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1(f). Without limitation upon the foregoing, nothing contained in this Section 6.1(f) shall be construed to grant any rights to any Grantor or to impose any duties on Agent or any other Secured

20 4934-8428-7883 v.8 Party that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section 6.1(f). (g) IP Licenses and Real Property Licenses. For the sole purpose of enabling the Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral) solely at such time as the Agent shall be lawfully entitled to exercise such rights and remedies upon the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to the Agent, for the benefit of itself and the other Secured Parties, (i) an irrevocable (except upon termination of this Agreement in accordance with its terms and the terms of the Loan Agreement), non-exclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor constituting Collateral and access to all media in which any of the licensed items may be recorded or stored, to all Software and programs used for the compilation or printout thereof (subject to the terms of any license agreements for such Software and programs, if applicable) and (ii) except to the extent prohibited by any Contractual Obligation, an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by such Grantor. (h) Rights and Remedies of Agent. Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, solely upon the occurrence and solely during the continuation of an Event of Default: (i) the Agent (acting at the direction of the Required Lenders) has the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor or the Agent, in the Agent’s (acting at the direction of the Required Lenders) sole discretion, to enforce or maintain any of such Grantor’s Intellectual Property Collateral, in which event such Grantor shall, at the request of the Agent (acting at the direction of the Required Lenders), do any and all lawful acts and execute any and all documents requested by the Agent in aid of such enforcement, and, to the extent that the Required Lenders shall elect not to direct the Agent to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to, consistent with its reasonable business judgment, use all reasonable measures, whether by action, suit, proceeding or otherwise, to enforce any of such Grantor’s rights in the Intellectual Property Collateral and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation; (ii) upon the Agent’s (acting at the direction of the Required Lenders) request, each Grantor shall grant, assign, convey or otherwise transfer to the Agent or such Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property Collateral and shall execute and deliver to the Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) the Agent and each Grantor agrees that each such assignment and/or recording set forth in subsection (d) herein shall be applied to reduce the Obligations outstanding; and (iv) the Agent has the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of such Grantor’s Intellectual Property Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have

21 4934-8428-7883 v.8 done; provided, (A) all amounts and proceeds (including checks and other instruments) received by a Grantor in respect of amounts due to such Grantor in respect of its Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and, upon the Agent’s instruction (acting at the direction of the Required Lenders), shall be forthwith paid over or delivered to the Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied to satisfy the Obligations; and (B) each Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon. Section 6.2 Accounts and Payments in Respect of General Intangibles. (a) In addition to, and not in substitution for, any similar requirement in the Loan Agreement, if required by Agent (acting at the direction of the Required Lenders) at any time following the occurrence and during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles relating to the Collateral, when collected by any Grantor, shall be promptly (and, in any event, within two (2) Business Days of such collection) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Agent, in a Collateral Account, subject to withdrawal by Agent as provided in Section 6.4. Until so turned over, such payment shall be held by such Grantor in trust for Agent for the benefit of itself and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of proceeds of accounts and payments in respect of general intangibles relating to the Collateral shall, upon Agent’s request (acting at the direction of the Required Lenders), be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. Each Grantor irrevocably waives until the termination of this Agreement the right to make any withdrawal from such Collateral Account and the right to instruct the Agent to honor drafts against such Collateral Account. (b) At any time upon the occurrence and during the continuance of an Event of Default: (i) each Grantor shall, upon the Agent’s request (acting at the direction of the Required Lenders), deliver to the Agent all original and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles constituting Collateral, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles constituting Collateral have been collaterally assigned to the Agent and that payments in respect thereof shall be made directly to the Agent; (ii) the Agent (acting at the direction of the Required Lenders) may, without notice, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles constituting Collateral or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Agent’s (acting at the direction of the Required Lenders) satisfaction the existence, amount and terms of any account or amounts due under any general intangible constituting Collateral. In addition, the Agent (acting at the direction of the Required Lenders) may at

22 4934-8428-7883 v.8 any time, enforce such Grantor’s rights against such account debtors and obligors of general intangibles constituting Collateral; and (iii) if requested by the Agent (acting at the direction of the Required Lenders), each Grantor shall take all actions, deliver all documents and provide all information necessary or requested by the Agent (acting at the direction of the Required Lenders) to ensure any Internet domain name is registered. (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles included in the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible included in the Collateral by reason of or arising out of any Loan Document or the receipt by Agent or any other Secured Party of any payment relating thereto, nor shall Agent or any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible included in the Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time. Section 6.3 Pledged Collateral. (a) Voting Rights. Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in Agent or a nominee on behalf of Agent or the other Secured Parties, who shall thereupon have the sole right to exercise such voting and other consensual rights (without notice to any Person), including the right to exercise (i) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (ii) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Collateral, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent (acting at the direction of the Required Lenders) on behalf of itself or the other Secured Parties may determine), all without liability except to account for property actually received by it; provided, however, that Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. (b) Proxies. In order to permit Agent on behalf of itself or the other Secured Parties to exercise the voting and other consensual rights that it may be entitled to exercise pursuant

23 4934-8428-7883 v.8 hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent (acting at the direction of the Required Lenders) may from time to time request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to Agent for the benefit of itself and the other Secured Parties an IRREVOCABLE PROXY to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default. The irrevocably proxy granted hereunder is coupled with an interest, shall survive bankruptcy, dissolution or winding up of the relevant Grantor, and shall terminate only upon the indefeasible payment in full in cash in immediately available funds of the Secured Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted). Upon the written request of the Agent (acting at the direction of the Required Lenders), such Grantor agrees to deliver to the Agent, on behalf of the Secured Parties, such further evidence of such irrevocable proxy. (c) Authorization of Issuers. Each Grantor hereby expressly and irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to, and each Grantor that is an issuer of Pledged Stock so pledged hereunder hereby agrees to (i) comply with any instruction received by it from Agent (acting at the direction of the Required Lenders) in writing that states that an Event of Default is continuing in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from liabilities to such Grantor in so complying, and (ii) upon the occurrence and during the continuance of such Event of Default, unless otherwise permitted hereby or by the Loan Agreement, pay any dividend or make any other payment with respect to the Pledged Collateral directly to Agent for the benefit of itself and the other Secured Parties. Section 6.4 Proceeds to be Turned over to and Held by Agent. Unless otherwise expressly provided in the Loan Agreement or this Agreement, upon the occurrence and during the continuance of an Event of Default and, upon written notice by Agent (acting at the direction of the Required Lenders) to the relevant Grantor or Grantors, all proceeds of any Collateral received by any Grantor hereunder in cash or Cash Equivalents shall be held by such Grantor in trust for Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to Agent for the benefit of itself and the other Secured Parties in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by Agent in cash or Cash Equivalents shall be held by Agent for the benefit of itself and the other Secured Parties in a Collateral Account. All proceeds being held by Agent in a Collateral Account (or by such Grantor in trust for Agent and the other Secured Parties) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Loan Agreement.

24 4934-8428-7883 v.8 Section 6.5 Sale of Pledged Collateral. (a) Each Grantor recognizes that Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so. (b) Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to Section 6.1 and this Section 6.5 valid and binding and in compliance with all applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained herein will cause irreparable injury to Agent and the other Secured Parties, that Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Loan Agreement or a defense of indefeasible payment in full in cash in immediately available funds of the Guaranteed Obligations (other than inchoate indemnity obligations). Each Grantor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral by Agent on behalf of itself and the other Secured Parties. Section 6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by Agent to collect such deficiency. Section 6.7 Collateral Accounts. If any Event of Default shall have occurred and be continuing, Agent (acting at the direction of the Required Lenders) may apply the balance from any Collateral Account of a Grantor or instruct the bank at which any Collateral Account is maintained to pay the balance of any Collateral Account to or for the benefit of Agent on behalf of itself and the other Secured Parties, to be applied to the Secured Obligations in accordance with the terms hereof. Section 6.8 Directions, Notices or Instructions. The Required Lenders shall not direct Agent or any Related Party thereof to, and each other Secured Party shall not, take any action under or issue any directions, notice or instructions pursuant to any Control Agreement or similar agreement unless an Event of Default has occurred and is continuing.

25 4934-8428-7883 v.8 ARTICLE VII. ADDITIONAL RIGHTS OF AGENT Section 7.1 Agent’s Appointment as Attorney-in-Fact. (a) Each Grantor hereby irrevocably constitutes and appoints Agent and any Related Party thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents upon the occurrence and during the continuance of an Event of Default, and, without limiting the generality of the foregoing, each Grantor hereby gives Agent and its Related Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default shall be continuing: (i) in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent (acting at the direction of the Required Lenders) for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable; (ii) in the case of any Intellectual Property (including any IP Ancillary Rights) or any IP Licenses included in the Collateral, execute, deliver and have recorded any document that Agent (acting at the direction of the Required Lenders) may request to evidence, effect, publicize or record Agent’s security interest in such Intellectual Property or IP Licenses and the goodwill and general intangibles of such Grantor relating thereto or represented thereby and Agent’s (on behalf of itself and the other Secured Parties) rights and remedies with respect thereto; (iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or obtain or pay any insurance called for by the terms of the Loan Agreement (including all or any part of the premiums therefor and the costs thereof); (iv) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to Agent or as Agent (acting at the direction of the Required Lenders) shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C)

26 4934-8428-7883 v.8 commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (D) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (E) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as Agent (acting at the direction of the Required Lenders) may deem appropriate, (F) assign or license any Intellectual Property included in the Collateral on such terms and conditions and in such manner as Agent (acting at the direction of the Required Lenders) shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment or license and (G) generally, sell, assign, license, convey, transfer or grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though Agent on behalf of itself and the other Secured Parties were the absolute owner thereof for all purposes and do, at Agent’s (acting at the direction of the Required Lenders) option, at any time or from time to time, all acts and things that Agent (acting at the direction of the Required Lenders) deems necessary to protect, preserve or realize upon any Collateral and Agent’s and the other Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do. (vi) if any Grantor fails to perform or comply with any Contractual Obligation contained herein, Agent (acting at the direction of the Required Lenders), at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation. (vii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors. (viii) assert, adjust, sue for, compromise or release any claims under any policies of insurance. (ix) exercise dominion and control over, and refuse to permit further withdrawals from, any Collateral Accounts of such Grantor maintained with the Agent, any Lender or any other bank, financial institution or other Person, in each case other than any Excluded Accounts. (x) execute and deliver to any securities intermediary or other Person any entitlement order or other notice, document or instrument which the Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral Accounts and Investment Property of such Grantor constituting Collateral and the Agent’s security interest therein. (xi) use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of such

27 4934-8428-7883 v.8 Grantor, which the Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Agent’s security interest therein and to accomplish the purposes of this Agreement. (b) The documented out-of-pocket expenses of Agent and the other Secured Parties incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at the Default Rate, from the date of payment by Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to Agent on demand. (c) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 7.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the indefeasible payment in full in cash in immediately available funds of the Secured Obligations (other than inchoate indemnity obligations), this Agreement is terminated and the security interests created hereby are released. Section 7.2 Authorization to File Financing Statements. Until the Guaranteed Obligations (other than inchoate indemnity obligations) are paid in full in cash in immediately available funds, each Grantor authorizes the Blackstone Representative, the Required Lenders and their Related Parties, at any time and from time to time, without notice to any Grantor, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form, in such jurisdictions and in such offices as the Blackstone Representative determines appropriate to perfect or protect the security interests of Agent and the other Secured Parties under this Agreement or any other Loan Document (and Agent’s and the other Secured Parties’ rights in respect thereof), including such financing statements that indicate the Collateral as “all assets” of such Grantor or words of similar effect. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Such Grantor also hereby ratifies its authorization for the Blackstone Representative to have filed any initial financing statement or amendment thereto under the Code (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof. Section 7.3 Authority of Agent. Each Grantor acknowledges that, as between Agent and the Grantor, Agent shall be conclusively presumed to be acting as agent for itself and all of the other the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority. Section 7.4 Duty; Obligations and Liabilities. (a) Duty of Agent. Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Agent deals with similar property for its own account. The powers conferred on Agent hereunder are solely to protect Agent’s and the other Secured Parties’ interest in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct as finally determined

28 4934-8428-7883 v.8 by a court of competent jurisdiction. In addition, Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by Agent in the absence of gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. (b) Obligations and Liabilities with respect to Collateral. Neither Agent nor any other Secured Party nor any of their respective Related Parties shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. ARTICLE VIII. MISCELLANEOUS Section 8.1 Reinstatement. Each Grantor agrees that, if any payment made by any Credit Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required (including pursuant to any settlement entered into by the Agent, such lender or such Affiliate in its discretion) to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be revived and continue in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty under Section 13 of the Loan Agreement shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment. Section 8.2 Release of Collateral. (a) When any of the conditions set forth in Section 11.9 of the Loan Agreement have been met, the applicable Collateral shall be automatically released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of Agent or any other Secured Party and each Guarantor and Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party (except as required hereunder), and all rights of Agent and any other Secured Party to the Collateral shall revert to the Grantors. (b) In connection with any termination or release pursuant to this Section 8.2, Agent shall, and to the extent required, each Secured Party (other than Agent) hereby authorizes Agent to, promptly execute and deliver to any Grantor all instruments, documents and agreements which such Grantor shall reasonably request in writing to evidence and confirm such termination

29 4934-8428-7883 v.8 or release (including termination statements under the Code), and will duly assign, transfer and deliver to such Grantor (or its designee), such of the Collateral that may be in the possession of Agent, all without further consent or joinder of Agent or any other Secured Party. (c) Any termination or release pursuant to this Section 8.2 is subject to reinstatement as provided in Section 8.1. (d) Upon the release of the Liens on any Collateral or of a Grantor from all of its obligations as a Credit Party under the Loan Agreement and as a Grantor hereunder, any representation, warranty or covenant contained in any Loan Document relating to any such Collateral or such Grantor, as applicable, shall no longer be deemed to be made. (e) Without limiting the generality of Section 2.4 of the Loan Agreement, Borrower agrees to pay all out-of-pocket expenses incurred by Agent and each other Secured Party in connection with the taking of any actions pursuant to or as otherwise contemplated by this Section 8.2. Section 8.3 Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations. Upon the occurrence of any Event of Default and during the continuance thereof, Agent (acting at the direction of the Required Lenders) for the benefit of itself and the other Secured Parties may, at its sole election (acting at the direction of the Required Lenders), proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Grantor, any other Credit Party or any other Collateral and without first joining any other Grantor or any other Credit Party in any proceeding. Section 8.4 No Waiver by Course of Conduct. Neither Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default, regardless of whether the Agent or any Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No failure to exercise, nor any delay in exercising, on the part of Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Agent or any other Secured Party would otherwise have on any future occasion and shall be effective only is the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances. Section 8.5 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.5 of the Loan Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and

30 4934-8428-7883 v.8 Annex 2 attached hereto, respectively, in each case, duly executed by Agent (acting at the direction of the Required Lenders) and each Grantor directly affected thereby. Section 8.6 Additional Grantors; Additional Pledged Collateral. (a) Joinder Agreements. To the extent required pursuant to Section 5.12 or Section 5.13 of the Loan Agreement, Borrower shall cause any Subsidiary of the Borrower (other than Excluded Subsidiaries) that is not a Grantor to become a Grantor hereunder, and such Subsidiary shall execute and deliver to Agent a Joinder Agreement substantially in the form of Annex 2 attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date. (b) Pledge Amendments. To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Grantor shall deliver a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 attached hereto (each, a “Pledge Amendment”) promptly (but no later than the date occurring thirty (30) days or such longer period as Agent, at the direction of the Required Lenders, may agree in is sole discretion) after such Pledged Collateral is acquired. Such Grantor authorizes Agent to attach each Pledge Amendment to this Agreement. Section 8.7 Notices. All notices, requests and demands to or upon Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9 of the Loan Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to Borrower’s notice address set forth in Section 9 of the Loan Agreement. Section 8.8 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Agent, the Blackstone Representative and each Lender. Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Section 8.10 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction. Section 8.11 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to any principle of conflicts of law that could require the application of the law of any other jurisdiction.

31 4934-8428-7883 v.8 Section 8.12 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN OR RELATED HERETO OR THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PARTY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12 AND (C) HAS REVIEWED THIS WAIVER WITH ITS COUNSEL. EACH GRANTOR AGREES TO BE BOUND BY THE PROVISIONS OF SECTION 10 OF THE LOAN AGREEMENT. Section 8.13 Agent Related Provisions. (a) By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (i) to consent to the appointment of the Agent as its agent hereunder and under such other Collateral Documents, (ii) to confirm that the Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (iii) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (iv) to agree to be bound by the terms of this Agreement and any other Collateral Documents. (b) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder and indemnity for its actions in connection herewith as and to the extent provided in Section 11.2 of the Loan Agreement. (c) Any such amounts payable as provided under clause (b) above shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 8.13 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 8.13 shall be payable within thirty (30) days of written demand therefor (or such longer period as the Agent may agree).

32 4934-8428-7883 v.8 (d) This Agreement is a Loan Document and the Agent is entitled to the protections, immunities, limitations of liability, rights, indemnities and benefits conferred on it under and by the Loan Agreement and the other Loan Documents. [Signature Pages Follow]

Signature Page to Security Agreement IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written. GENEDX HOLDINGS CORP., as a Grantor By: Name: Kevin Feeley Title: Chief Financial Officer SEMA4 OPCO, INC., as a Grantor By: Name: Kevin Feeley Title: Chief Financial Officer GENEDX, LLC, as a Grantor By: Name: Kevin Feeley Title: Chief Financial Officer FABRIC GENOMICS, INC., as Grantor By: Name: Kevin Feeley Title: Chief Financial Officer Docusign Envelope ID: EF53F59C-4FED-4EEC-8953-F5BDA8B92219

Signature Page to Security Agreement ACCEPTED AND AGREED as of the date first above written: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent By: Name: Marie Nicolosi Title: Vice President